Dreyfus Variable
Investment Fund,
Disciplined Stock
Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                    Disciplined Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, the portfolio's total return was 18.45% .(1) For the same period, the total return of the Standard & Poor's 500((reg.tm) ) Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was 21.03%.(2)

We attribute the portfolio' s strong absolute performance to market strength among large-cap stocks throughout 1999. However, much of the market's advance during the period was driven by exceptionally strong performance among a relative handful of growth-oriented stocks in the technology industry. Because the portfolio is broadly diversified to reduce risks and did not overweight the handful of technology stocks that provided stellar performance, the portfolio did not exceed the benchmark's returns.

What is the portfolio's investment approach?

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio invests in a diversified group of large companies that meet strict standards for value and growth. We identify potential investments through a quantitative analytical process that sifts through approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that we believe also exhibit high earnings potential. A team of experienced analysts examines the fundamentals of the top-ranked candidates.

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a portfolio' s assets invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of
various    indus
                                                          The    Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

try sectors outweigh the risks of such moves. Instead, we seek to manage these risks typically by being close to fully invested and by remaining industry- and sector-neutral in relation to the S&P 500 Index, as we deem appropriate.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent 12-month period, the portfolio held positions in more than 150 stocks across 10 economic sectors. Our 10 largest holdings accounted for only 27% of the portfolio, so that performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the portfolio's performance?

The portfolio was affected by the market's emphasis on price momentum rather than company fundamentals during most of 1999. Early in the year, uncertainties regarding the sustainability of U.S. economic growth led to sudden swings in investor sentiment. By midyear, rising interest rates had become the focus of investor uncertainty. As a result, stock prices rose and fell sharply, often moving just as sharply in the opposite direction the following week.

Because our quantitative model depends on using data from one month to identify stocks that we believe can perform well during the next, a high level of market volatility from month to month typically reduces the effectiveness of our approach. However, many of the portfolio's holdings showed notable strength during 1999. The portfolio benefited from its holdings of several of the best-performing companies in the S&P 500, including Nokia, Oracle, Telefonos de Mexico, EMC and Sun Microsystems.


On the other hand, performance was hurt by stocks we did not own. Several of the Index' s top performers failed to meet our investment criteria. Investors chased the prices of certain technology stocks to unprecedented levels with little regard to valuation or earnings momentum.

What is the portfolio's current strategy?

We have continued to adhere to our highly disciplined investment process, which seeks to identify stocks that have favorable value and growth characteristics. We also have continued to follow our diversification strategy, which is intended to manage risk by investing the portfolio' s assets among industry groups typically in proportions that match the composition of the portfolio' s benchmark, the S&P 500 Index. While broad diversification hindered performance relative to the S&P 500 Index in a remarkably narrow stock market, we continue to believe in our diversified, long-term investment approach.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS THAT WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500((reg.tm) )COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                      5/1/96             18.45%            26.16%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO ON 5/1/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--98.9%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.1%

Anheuser-Busch Cos.                                                                              18,800                1,332,450

Philip Morris Cos.                                                                               43,150                1,000,541

                                                                                                                       2,332,991

CONSUMER CYCLICAL--9.1%

Best Buy                                                                                         16,500  (a)             828,094

Dayton Hudson                                                                                    17,400                1,277,812

Delphi Automotive Systems                                                                        27,671                  435,818

Federated Department Stores                                                                      17,800  (a)             900,013

Ford Motor                                                                                       11,900                  635,906

General Motors                                                                                   23,200                1,686,350

Limited                                                                                          26,600                1,152,112

Lowe's Cos.                                                                                      18,800                1,123,300

McDonald's                                                                                       30,500                1,229,531

Safeway                                                                                          27,000  (a)             960,187

Staples                                                                                          29,500  (a)             612,125

TJX Cos.                                                                                         36,400                  743,925

Tandy                                                                                            23,700                1,165,744

US Airways Group                                                                                 14,850  (a)             476,128

Wal-Mart Stores                                                                                  89,700                6,200,513

                                                                                                                      19,427,558

CONSUMER STAPLES--5.1%

Coca-Cola                                                                                        29,250                1,703,813

Dial                                                                                             22,600                  549,463

Fortune Brands                                                                                   17,000                  562,063

General Mills                                                                                    26,400                  943,800

Nabisco Holdings, Cl. A                                                                          23,900                  755,837

PepsiCo                                                                                          44,000                1,551,000

Procter & Gamble                                                                                 29,850                3,270,441

Quaker Oats                                                                                      12,900                  846,563

Ralston-Purina Group                                                                             27,700                  772,137

                                                                                                                      10,955,117

ELECTRONIC EQUIPMENT--6.3%

Corning                                                                                          10,000                1,289,375

General Instrument                                                                               11,000  (a)             935,000

Lucent Technologies                                                                              57,800                4,324,163

Motorola                                                                                         11,000                1,619,750

Nokia, ADS                                                                                        8,900                1,691,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT (CONTINUED)

Qwest Communications International                                                               14,122  (a)             607,246

SCI Systems                                                                                      12,730  (a)           1,046,247

Solectron                                                                                        10,500  (a)             998,813

Tellabs                                                                                          14,700  (a)             943,556

                                                                                                                      13,455,150

ENERGY--6.1%

Atlantic Richfield                                                                               13,000                1,124,500

Coastal                                                                                          22,400                  793,800

Columbia Energy Group                                                                            14,625                  925,031

Diamond Offshore Drilling                                                                        32,500                  993,281

Enron                                                                                            27,900                1,238,062

Exxon Mobil                                                                                      49,800                4,012,012

Occidental Petroleum                                                                             21,800                  471,425

Royal Dutch Petroleum (New York Shares)                                                          37,500                2,266,406

Tidewater                                                                                        16,800                  604,800

Tosco                                                                                            20,300                  551,906

                                                                                                                      12,981,223

HEALTH CARE--9.0%

American Home Products                                                                           33,900                1,336,931

Amgen                                                                                            39,000  (a)           2,342,438

Bausch & Lomb                                                                                     9,800                  670,687

Bristol-Myers Squibb                                                                             41,200                2,644,525

Cardinal Health                                                                                  11,100                  531,413

Elan, A.D.S.                                                                                     33,000  (a)             973,500

Lilly (Eli) & Co.                                                                                26,700                1,775,550

MedImmune                                                                                         5,000  (a)             829,375

Medtronic                                                                                        33,700                1,227,944

Merck & Co.                                                                                      21,000                1,408,313

Pharmacia & Upjohn                                                                               23,500                1,057,500

Schering-Plough                                                                                  46,400                1,957,500

United Healthcare                                                                                14,400                  765,000

Warner-Lambert                                                                                   20,550                1,683,816

                                                                                                                      19,204,492

INTEREST SENSITIVE--17.3%

ACE                                                                                              20,000                  333,750

Allstate                                                                                         38,000                  912,000

Ambac Financial Group                                                                             8,650                  451,422


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

American General                                                                                  6,100                  462,837

American International Group                                                                      8,182                  884,679

Bank One                                                                                         17,027                  545,928

Chase Manhattan                                                                                  37,000                2,874,437

CIGNA                                                                                             8,350                  672,697

Citigroup                                                                                        76,300                4,239,419

Edwards (A.G.)                                                                                   11,800                  378,337

Fannie Mae                                                                                       22,600                1,411,087

FleetBoston Financial                                                                            62,900                2,189,706

General Electric                                                                                 62,050                9,602,238

Hartford Financial Services Group                                                                18,800                  890,650

Lehman Brothers Holdings                                                                         11,800                  999,312

MBNA                                                                                             47,950                1,306,638

Merrill Lynch                                                                                    13,300                1,110,550

Morgan Stanley Dean Witter & Co.                                                                 11,800                1,684,450

Old Republic International                                                                       12,325                  167,928

PNC Bank                                                                                         14,500                  645,250

SLM Holding                                                                                      16,800                  709,800

SouthTrust                                                                                       25,700                  971,781

Summit Bancorp                                                                                   10,150                  310,844

SunTrust Banks                                                                                   10,100                  695,006

Torchmark                                                                                        11,000                  319,688

Washington Mutual                                                                                13,500                  351,000

Wells Fargo                                                                                      49,600                2,005,700

                                                                                                                      37,127,134

PRODUCER GOODS--8.2%

Alcan Aluminium                                                                                   8,700                  358,331

Alcoa                                                                                            15,000                1,245,000

Burlington Northern Santa Fe                                                                     17,900                  434,075

Canadian National Railway                                                                        11,700                  307,856

Champion International                                                                           11,500                  712,281

Deere & Co.                                                                                      12,600                  546,525

duPont (E.I.) deNemours & Co.                                                                    10,400                  685,100

General Dynamics                                                                                 14,700                  775,425

Honeywell International                                                                          20,950                1,208,553

Ingersoll-Rand                                                                                   12,900                  710,306

International Paper                                                                              13,200                  744,975

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Kerr-McGee                                                                                       11,800                  731,600

Martin Marietta Materials                                                                         7,500                  307,500

Minnesota Mining & Manufacturing                                                                 12,900                1,262,587

Northrop Grumman                                                                                  6,000                  324,375

PPG Industries                                                                                   17,000                1,063,563

Rohm & Haas                                                                                      12,500                  508,594

Southdown                                                                                        12,600                  650,475

Tyco International                                                                               79,900                3,106,113

USX-U.S. Steel Group                                                                             10,500                  346,500

Union Carbide                                                                                     9,600                  640,800

United Technologies                                                                              13,200                  858,000

                                                                                                                      17,528,534

SERVICES--8.7%

AMFM                                                                                              5,500  (a)             430,375

AT&T - Liberty Media Group, Cl. A                                                                18,000  (a)           1,021,500

America Online                                                                                   51,800  (a)           3,907,663

Carnival                                                                                         18,100                  865,406

Clear Channel Communications                                                                      9,000  (a)             803,250

Fox Entertainment Group, Cl. A                                                                   22,400  (a)             558,600

Infinity Broadcasting, Cl. A                                                                     21,300  (a)             770,794

MediaOne Group                                                                                    6,400  (a)             491,600

Omnicom Group                                                                                    12,200                1,220,000

Time Warner                                                                                      33,100                2,397,681

Valassis Communications                                                                           8,400  (a)             354,900

Viacom, Cl. B                                                                                    30,900  (a)           1,867,519

Vodafone AirTouch, ADR                                                                           41,200                2,039,400

Yahoo!                                                                                            4,500  (a)           1,947,094

                                                                                                                      18,675,782

TECHNOLOGY--19.5%

Altera                                                                                           10,100  (a)             500,581

Applied Materials                                                                                11,800  (a)           1,494,913

BMC Software                                                                                     13,700  (a)           1,095,144

Cisco Systems                                                                                    65,250  (a)           6,989,906

Dell Computer                                                                                    53,800  (a)           2,743,800

EMC                                                                                              23,400  (a)           2,556,450

Intel                                                                                            42,600                3,506,513

International Business Machines                                                                  28,600                3,088,800


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Lexmark International Group, Cl. A                                                               14,800  (a)           1,339,400

Linear Technology                                                                                 7,400                  529,563

Maxim Integrated Products                                                                        20,200  (a)             953,187

Microsoft                                                                                        92,400  (a)          10,787,700

Oracle                                                                                           31,700  (a)           3,552,381

Sun Microsystems                                                                                 36,200  (a)           2,803,237

                                                                                                                      41,941,575

UTILITIES--8.5%

AT&T                                                                                             70,100                3,557,575

Bell Atlantic                                                                                    28,684                1,765,859

Edison International                                                                             19,500                  510,656

Florida Progress                                                                                 13,300                  562,756

GPU                                                                                              17,700                  529,894

GTE                                                                                              21,900                1,545,319

MCI WorldCom                                                                                     67,575  (a)           3,585,698

PECO Energy                                                                                      14,100                  489,975

Pinnacle West Capital                                                                             7,550                  230,747

Public Service Enterprise Group                                                                  13,800                  480,413

SBC Communications                                                                               45,526                2,219,392

Sprint(FON Group)                                                                                14,100                  949,106

Telefonos de Mexico, Cl. L, ADS                                                                   9,400                1,057,500

Texas Utilities                                                                                  19,550                  695,247

                                                                                                                      18,180,137

TOTAL COMMON STOCKS

   (cost $154,029,970)                                                                                               211,809,693

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 2.80%, dated

  12/31/1999, due 1/3/2000, in the amount

  of $2,400,560 (fully collateralized by

  $2,625,000 Federal Home Loan Mortgage

  Debs., 5.75%, 3/15/2009, value $2,449,624)

   (cost $2,400,000)                                                                          2,400,000                2,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $156,429,970)                                                            100.0%              214,209,693

CASH AND RECEIVABLES (NET)                                                                          .0%                   86,099

NET ASSETS                                                                                       100.0%              214,295,792

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           156,429,970   214,209,693

Cash                                                                     58,923

Dividends and interest receivable                                       197,341

Prepaid expenses                                                          7,473

                                                                    214,473,430
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           145,816

Accrued expenses                                                         31,822

                                                                        177,638
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      214,295,792
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     157,010,402

Accumulated undistributed investment income--net                         18,042

Accumulated net realized gain (loss) on investments                    (512,375)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            57,779,723
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      214,295,792
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                       7,959,984


NET ASSET VALUE, offering and redemption price per share ($)            26.92

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $34,069 foreign taxes withheld at source)     2,161,764

Interest                                                                81,358

TOTAL INCOME                                                         2,243,122

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,329,297

Custodian fees--Note 3(a)                                               45,299

Professional fees                                                       29,758

Prospectus and shareholders' reports                                    19,117

Registration fees                                                       11,651

Shareholder servicing costs                                              2,534

Trustees' fees and expenses--Note 3(b)                                   2,304

Loan commitment fees--Note 2                                             1,437

Miscellaneous                                                            2,464

TOTAL EXPENSES                                                       1,443,861

INVESTMENT INCOME--NET                                                 799,261
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,387,387

Net unrealized appreciation (depreciation) on investments           29,155,029

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              30,542,416

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                31,341,677

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                --------------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            799,261              502,053

Net realized gain (loss) on investments         1,387,387            (394,248)

Net unrealized appreciation (depreciation)
   on investments                              29,155,029           22,134,929

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   31,341,677           22,242,734
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (781,219)            (519,473)

Net realized gain on investments              (1,294,140)            (586,824)

TOTAL DIVIDENDS                               (2,075,359)          (1,106,297)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  53,205,080           70,391,268

Dividends reinvested                            2,075,359            1,106,297

Cost of shares redeemed                       (11,147,782)          (5,053,929)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           44,132,657            66,443,636

TOTAL INCREASE (DECREASE) IN NET ASSETS       73,398,975            87,580,073
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           140,896,817           53,316,744

END OF PERIOD                                 214,295,792          140,896,817

Undistributed investment income--net               18,042                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,194,684            3,435,229

Shares issued for dividends reinvested             77,381               50,063

Shares redeemed                                 (452,513)            (258,565)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,819,552            3,226,727

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                          Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                     1999             1998            1997            1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                22.95            18.30           14.79            12.50

Investment Operations:

Investment income--net                                                .11(b)           .08             .08              .07

Net realized and unrealized gain (loss)
   on investments                                                    4.12             4.80            4.53             2.29

Total from Investment Operations                                     4.23             4.88            4.61             2.36

Distributions:

Dividends from investment income--net                                (.10)            (.09)           (.08)            (.07)

Dividends from net realized gain on
   investments                                                       (.16)            (.14)          (1.02)              --

Total Distributions                                                  (.26)            (.23)          (1.10)            (.07)

Net asset value, end of period                                      26.92            22.95           18.30            14.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    18.45            26.72           31.51            18.86(c,d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .81              .88            1.02              .80(c)

Ratio of net investment income
   to average net assets                                              .45              .53             .68              .72(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             --               --              --              .16(c)

Portfolio Turnover Rate                                             48.95            56.28           79.74            30.62(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             214,296          140,897          53,317           17,722

(A)  FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1,
     1996 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Disciplined Stock Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor' s 500 Composite Stock Price Index. The Dreyfus Corporation (" Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used
                                                               The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,533 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $107 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $45,299 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) During the period ended December 31, 1999, the portfolio incurred total brokerage commissions of $199,781 of which $16,255 was paid to Dreyfus Investment Services Corporation, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $126,443,122 and $85,595,550, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was
$57,779,723,   consisting  of  $63,277,466  gross  unrealized  appreciation  and
$5,497,743 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio (one of the series constituting Dreyfus Variable Investment
Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $.1641 per share as a long-term capital gain distribution of the $.2630 per share paid on December 30, 1999.

The portfolio also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.


NOTES

                        For More Information

                        Dreyfus Variable Investment Fund,
                        Disciplined Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  150AR9912